EXHIBIT 99.1
FOR IMMEDIATE RELEASE
Ultimate Software Reports Q1 2008 Financial Results
New ARR Grows by 41%, Recurring Revenues Up by 32%
Weston, FL, April 30, 2008— Ultimate Software (Nasdaq: ULTI), a leading provider of end-to-end strategic human resources, payroll, and talent management solutions, announced today its financial results for the first quarter of 2008. For the quarter ended March 31, 2008, Ultimate Software reported total revenues of $43.5 million, an increase of 19% compared with the first quarter of 2007, and recurring revenues of $25.7 million, a 32% increase over the first quarter of the previous year. GAAP net income for the first quarter of 2008 was $0.3 million, or $0.01 per diluted share, versus $1.3 million, or $0.05 per diluted share, for the first quarter of 2007.
Pre-tax non-GAAP income for the first quarter of 2008 was $5.1 million, or $0.19 per diluted share, compared to pre-tax non-GAAP income for the first quarter of 2007 of $4.2 million, or $0.15 per diluted share. Non-GAAP net income for the first quarter of 2008 was $3.1 million, or $0.12 per diluted share, compared to non-GAAP net income for the first quarter of 2007 of $4.1 million, or $0.15 per diluted share. Non-GAAP results exclude stock-based compensation expense and amortization of acquired intangible assets. See “Use of Non-GAAP Financial Information.”
New annual recurring revenues (ARR) were $8.5 million for the first quarter of 2008, a 41% increase over those for the first quarter of 2007. (See Financial Highlights below for definition.)
“We’re off to a good start in 2008. Eighty-five percent of our new Enterprise customers selected Intersourcing, our software-as-a-service model, and attach rates for our talent management solutions, including recruitment, performance management, and time and attendance, were at an all-time high,” said Scott Scherr, CEO, president, and founder of Ultimate Software. “Workplace, our offering for companies with 200 to 700 employees, contributed approximately 15% of the new ARR in the quarter.”
Ultimate Software’s financial results teleconference will be held today, April 30, 2008, at 5:00 p.m. Eastern Time, via World Investor Link at http://www.investorcalendar.com/IC/CEPage.asp?ID=128375. The call will be available for replay at the same address beginning at 9:00 p.m. Eastern Time the same day. Windows Media Player software is required to listen to the call and can be downloaded from the site. Forward-looking information about future company performance may be discussed during the teleconference call.
Financial Highlights
•	New ARR attributable to sales during the first quarter of 2008 was $8.5 million. New annual recurring revenues represent the expected one-year value from (i) new sales of the Company’s software-as-a-service offering, Intersourcing (including prorated one-time charges); (ii) maintenance revenues related to new license sales; and (iii) recurring revenues from additional sales to Ultimate Software’s existing client base.

•	Recurring revenues — consisting of maintenance revenues, Intersourcing revenues from our hosted offering of UltiPro, and subscription revenues from per-employee-per-month fees generated by business service providers — grew by 32% for the first quarter of 2008 compared with the same quarter of 2007. Intersourcing revenues and, to a lesser extent, maintenance revenues, were the principal factors in the growth in recurring revenues.

•	The combination of cash, cash equivalents, and marketable securities was $33.5 million as of March 31, 2008. In the first quarter of 2008, the Company generated $10.5 million in cash from operations. During the first quarter of 2008, the Company also repurchased 334,500 shares of the Company’s issued and outstanding $0.01 par value common stock (“Common Stock”) for $9.5 million under its previously announced stock repurchase plan.

•	Days sales outstanding were 63 days at March 31, 2008, representing a reduction of 13 days compared with days sales outstanding at December 31, 2007.
Forward-Looking Statements
Certain statements in this press release are, and certain statements on the teleconference call may be, forward-looking statements within the meaning provided under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are made only as of the date hereof. These statements involve known and unknown risks and uncertainties that may cause the Company’s actual results to differ materially from those stated or implied by such forward-looking statements, including risks and uncertainties associated with fluctuations in the Company’s quarterly operating results, concentration of the Company’s product offerings, development risks involved with new products and technologies, competition, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
About Ultimate Software
A leading provider of end-to-end strategic human resources, payroll, and talent management solutions, Ultimate Software markets its award-winning UltiPro products as on-demand services through its software-as-a-service (SaaS) offering, Intersourcing, and as licensed software. Based in Weston, FL, the Company employs approximately 800 professionals who are focused on developing the highest quality products and services. In January 2008, Ultimate Software was the first HR/payroll SaaS provider to be audited and awarded the ISO/IEC 27001:2005 Certification for security management. The Company’s internal technology team won a first place award for its management of Intersourcing from the American Business Awards in 2007, and its customer service team won two first-place awards for service excellence in 2006, one from the Service & Support Professionals Association and another from the American Business Awards. Ultimate Software was ranked #3 on the 2006 and 2007 lists of the Best Medium-Sized Companies to Work For in America by the Great Place to Work Institute, and has approximately 1,600 customers representing diverse industries, including such organizations as The Container Store, Elizabeth Arden, Major League Baseball, The New York Yankees Baseball Team, Nintendo of America, Ruth’s Chris Steak House, and Sony BMG Entertainment. More information on Ultimate Software’s products and services can be found at www.ultimatesoftware.com.
UltiPro and Intersourcing are registered trademarks of The Ultimate Software Group, Inc. All other trademarks referenced are the property of their respective owners.

Contact:	Mitchell K. Dauerman
Chief Financial Officer and Investor Relations
Phone: 954-331-7369
E-mail: IR@ultimatesoftware.com

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)

	For the Three Months
	Ended March 31,
	2008	2007
Revenues:
Recurring	$25,696	$19,471
Services	14,120	12,187
License	3,653	4,884

Total revenues	43,469	36,542

Cost of revenues:
Recurring	6,525	5,499
Services	11,299	10,292
License	428	409

Total cost of revenues	18,252	16,200

Gross profit	25,217	20,342

Operating expenses:
Sales and marketing	11,829	8,783
Research and development	8,879	7,171
General and administrative	4,296	3,447

Total operating expenses	25,004	19,401

Operating income	213	941
Other income (expense)
Interest and other expense	(79)	(47)
Other income, net	357	395

Total other income, net	278	348

Income before income taxes:	491	1,289
Provision for income taxes	201	30

Net income	$290	$1,259

Net income per share:
Basic	$0.01	$0.05

Diluted	$0.01	$0.05

Weighted average shares outstanding:
Basic	24,682	24,527

Diluted	26,460	27,383

     The following table sets forth the stock-based compensation expense (excluding the income tax effect, or “gross”) resulting from share-based arrangements and the amortization of acquired intangibles that are recorded in the Company’s unaudited condensed consolidated statements of operations for the periods indicated (in thousands):

	For the Three Months
	Ended March 31,
	2008	2007
Stock-based compensation:
Cost of recurring revenues	$329	$214
Cost of service revenues	679	600
Cost of license revenues	4	2
Sales and marketing	2,053	1,201
Research and development	589	365
General and administrative	921	437

Total non-cash stock-based compensation expense	$4,575	$2,819

Amortization of acquired intangibles:
General and administrative	$46	$54

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	As of	As of
	March 31,	December 31,
	2008	2007
ASSETS
Current assets:
Cash and cash equivalents	$22,594	$17,462
Short-term investments in marketable securities	10,929	17,120
Accounts receivable, net	29,897	34,658
Prepaid expenses and other current assets	11,741	9,801
Deferred tax assets, net	3,516	3,516

Total current assets	78,677	82,557

Property and equipment, net	20,095	18,238
Capitalized software, net	3,608	3,631
Goodwill	4,063	4,063
Long-term investments in marketable securities	—	1,298
Other assets, net	10,493	9,365
Long-term deferred tax assets, net	15,803	16,004

Total assets	$132,739	$135,156

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,161	$3,528
Accrued expenses	8,801	11,405
Current portion of deferred revenue	43,896	43,262
Current portion of capital lease obligations	1,891	2,002
Current portion of long-term debt	488	572

Total current liabilities	62,237	60,769

Deferred revenue, net of current portion	8,384	8,446
Deferred rent	2,726	2,652
Capital lease obligations, net of current portion	1,621	1,991
Long-term debt, net of current portion	320	320

Total liabilities	75,288	74,178

Stockholders’ equity:
Preferred Stock, $.01 par value	—	—
Series A Junior Participating Preferred Stock, $.01 par value	—	—
Common Stock, $.01 par value	264	262
Additional paid-in capital	149,537	143,913
Accumulated other comprehensive income (loss)	13	(18)
Accumulated deficit	(50,081)	(50,371)

	99,733	93,786
Treasury Stock, at cost	(42,282)	(32,808)

Total stockholders’ equity	57,451	60,978

Total liabilities and stockholders’ equity	$132,739	$135,156

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	For the Three Months Ended
	March 31,
	2008	2007
Cash flows from operating activities:
Net income	$290	$1,259
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,139	1,660
Provision for doubtful accounts	522	324
Non-cash stock-based compensation expense	4,575	2,819
Deferred income taxes	201	—
Changes in operating assets and liabilities:
Accounts receivable	4,239	321
Prepaid expenses and other current assets	(1,940)	(1,612)
Other assets	(1,174)	(530)
Accounts payable	3,633	966
Accrued expenses and deferred rent	(2,530)	(2,347)
Deferred revenue	572	719

Net cash provided by operating activities	10,527	3,579

Cash flows from investing activities:
Purchases of marketable securities	(642)	(6,245)
Maturities of marketable securities	8,174	4,068
Capitalized software	(167)	(395)
Acquisition-related expenses	—	(21)
Purchases of property and equipment	(3,657)	(2,267)

Net cash provided by/(used in) investing activities	3,708	(4,860)

Cash flows from financing activities:
Repurchases of Common Stock	(9,474)	(4,405)
Principal payments on capital lease obligations	(583)	(455)
Repayments of borrowings of long-term debt	(84)	(126)
Net proceeds from issuances of Common Stock	1,051	2,257

Net cash used in financing activities	(9,090)	(2,729)

Effect of foreign currency exchange rate changes on cash	(13)	(2)
Net increase (decrease) in cash and cash equivalents	5,132	(4,012)
Cash and cash equivalents, beginning of period	17,462	16,734

Cash and cash equivalents, end of period	$22,594	$12,722

Supplemental disclosure of cash flow information:
Cash paid for interest	$22	$25

Cash paid for income taxes	$29	$—

Supplemental disclosure of non-cash financing activities:
–	The Company entered into capital lease obligations to acquire new equipment totaling $103 and $648 for the three months ended March 31, 2008 and 2007, respectively.

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(In thousands, except per share amounts)

	For the Three Months Ended
	March 31,
	2008	2007
Non-GAAP operating income reconciliation:
Operating income	$213	$941
Operating income as a % of total revenues	0.5%	2.6%
Add back:
Non-cash stock-based compensation	4,575	2,819
Non-cash amortization of acquired intangible assets	46	54

Non-GAAP operating income	$4,834	$3,814

Non-GAAP operating income, as a % of total revenues	11.1%	10.4%

Non-GAAP pre-tax income reconciliation:
Pre-tax income	$491	$1,289
Add back:
Non-cash stock-based compensation	4,575	2,819
Non-cash amortization of acquired intangible assets	46	54

Non-GAAP pre-tax income	$5,112	$4,162

Non-GAAP pre-tax income per diluted share reconciliation:
Pre-tax income per diluted share	$0.02	$0.05
Add back:
Non-cash stock-based compensation	0.17	0.10
Non-cash amortization of acquired intangible assets	—	—

Non-GAAP pre-tax income per diluted share	$0.19	$0.15

Non-GAAP net income reconciliation:
Net income	$290	$1,259
Add back:
Non-cash stock-based compensation	4,575	2,819
Non-cash amortization of acquired intangible assets	46	54
Income tax effect	(1,798)	(66)

Non-GAAP net income	$3,113	$4,066

Non-GAAP net income per diluted share reconciliation:
Net income per diluted share	$0.01	$0.05
Add back:
Non-cash stock-based compensation	0.17	0.10
Non-cash amortization of acquired intangible assets	—	—
Income tax effect	(0.06)	—

Non-GAAP net income per diluted share	$0.12	$0.15

Basic	24,682	24,527

Diluted	26,460	27,383

Use of Non-GAAP Financial Information
This press release contains non-GAAP financial measures. Ultimate Software believes that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. Management of the Company uses these non-GAAP results to compare the Company’s performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budget and planning purposes. These measures are used in monthly financial reports prepared for management and in quarterly financial reports presented to the Company’s Board of Directors. These measures may be different from non-GAAP financial measures used by other companies.
These non-GAAP measures should not be considered in isolation or as an alternative to such measures determined in accordance with generally accepted accounting principles in the United States (GAAP). The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses are excluded from the non-GAAP financial measures.
To compensate for these limitations, the Company presents its non-GAAP financial measures in connection with its GAAP results. Ultimate Software strongly urges investors and potential investors in the Company’s securities to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release (under the caption “Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures”) and not to rely on any single financial measure to evaluate its business.
Ultimate Software presents the following non-GAAP financial measures in this press release: non-GAAP operating income, non-GAAP pre-tax income, non-GAAP net income, non-GAAP pre-tax income per diluted share and non-GAAP net income per diluted share. We exclude the following items from these non-GAAP financial measures as appropriate:
Stock-based compensation. The Company’s non-GAAP financial measures exclude stock-based compensation, which consists of expenses for stock options and stock awards recorded in accordance with SFAS 123(R). For the three months ended March 31, 2008, stock-based compensation was $4.6 million on a pre-tax basis. For the three months ended March 31, 2007, stock-based compensation was $2.8 million on a pre-tax basis. Stock-based compensation expenses are excluded in the non-GAAP financial measures because they are non-cash expenses that the Company does not consider part of ongoing operations when assessing its financial performance. The Company believes that such exclusion provides meaningful supplemental information regarding the Company’s operating results because these non-GAAP financial measures facilitate the comparison of results for current and future periods with results from past periods. The dilutive effect of all outstanding options is included in the calculation of pre-tax income and net income per diluted share on both a GAAP and a non-GAAP basis.
Amortization of acquired intangible assets. In accordance with GAAP, operating expenses include amortization of acquired intangible assets over the estimated useful lives of such assets. For the three months ended March 31, 2008, the amortization of acquired intangible assets was $46 thousand. For the three months ended March 31, 2007, the amortization of acquired intangible assets was $54 thousand. Amortization of acquired intangible assets is excluded from the Company’s non-GAAP financial measures because it is a non-cash expense that the Company does not consider part of ongoing operations when assessing its financial performance. The Company believes that such exclusion facilitates comparisons to its historical operating results and to the results of other companies in the same industry, which have their own unique acquisition histories.
Income tax expense. The Company excludes income tax expense in the non-GAAP financial measures because they are predominantly a non-cash expense that the Company does not consider part of ongoing operations when assessing its financial performance. The Company believes that such exclusion provides meaningful supplemental information regarding the Company’s operating results because these non-GAAP financial measures facilitate the comparison of results for current and future periods with results from past periods.